SEC File Nos. 333-129081

811-21825

AARP FUNDS

AARP AGGRESSIVE FUND

AARP MODERATE FUND

AARP CONSERVATIVE FUND

AARP INCOME FUND

AARP MONEY MARKET FUND

Supplement dated February 26, 2010 to the

Prospectus dated October 29, 2009

This Supplement updates information in the Prospectus dated October 29, 2009. You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request, by calling the AARP Financial Center toll-free at 1-800-958-6457 or visiting www.aarpfunds.com.

In the section of the Prospectus captioned “Who’s Who – Entities with Business Responsibilities” on page 18, please add the following:

AARP Financial Inc. (AFI) and AARP Services, Inc. (ASI) are exploring strategic options for the AARP Funds (Funds) with a view of expanding the range of financial services and products available to Fund shareholders and other AARP members. Such options could include a revised operating structure for the Funds with a continued connection to AARP or the merger of the Funds into other funds with no connection to AARP. No recommendation has been made to the Funds’ Board of Trustees. If and when any such recommendation is made, the Funds’ Trustees would make an independent evaluation of the recommendation. No changes in the daily operations of the Funds are expected while AFI and ASI are evaluating strategic options. One or more of the Funds’ officers could change during that time.

—Please Retain This Supplement For Your Future Reference—

ARP000831 2/28/11 ARP-SP-009-0210